UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

Blackstone / GSO Senior Floating Rate
 Term Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	811-22393	27-2267165
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor, New York, New York 10154
 (Address of principal executive offices) (zip code)

(212) 503-2100
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 17, 2017, Blackstone / GSO Senior Floating Rate Term Fund issued a press release announcing that the Fund’s shareholders have approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated November 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2017

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Chief Compliance Officer, Chief Legal Counsel and Secretary